UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2011

UNIVERSAL DETECTION TECHNOLOGY
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	001-09327 (Commission File Number)	95-2746949 (IRS Employer Identification Number)

340 North Camden Drive, Suite 302 Beverly Hills, California (Address of principal executive offices)	90210 (Zip Code)

Registrant’s telephone number, including area code: (310) 248-3655

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS.

Attached as Exhibit 3.1 to this Current Report on Form 8-K is a complete copy of the Articles of Incorporation of Universal Detection Technology (the “Company”), as such Articles have been amended since the incorporation of the Company.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.
(d) EXHIBITS

EXHIBIT NO.	DESCRIPTION
3.1	Articles of Incorporation of Universal Detection Technology, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL DETECTION TECHNOLOGY

By: /s/ Jacques Tizabi
Jacques Tizabi
Dated: April 25, 2011	Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
3.1	Articles of Incorporation of Universal Detection Technology, as amended